================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2005

                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       0-21577               84-1100630
(State or other jurisdiction of         Commission           (I.R.S. Employer
incorporation or organization)          File Number       Identification Number)

                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

================================================================================

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        (a) In connection with the appointment of Daniel Bolstad as Senior Vice President of Operations for Wild Oats Markets, Inc. (the "Registrant") disclosed in Item 5.02, the Registrant and Mr. Bolstad have executed an offer letter describing the terms of his employment. See Item 5.02 for a description of such terms.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

        (a) In connection with the resignation of Edward Dunlap as Senior Vice President of Operations for the Registrant, the parties have agreed to the payment to Mr. Dunlap, over a six month period, of approximately $150,000 in severance payments and the termination, as of July 20, 2005, of the following material agreements: (i) Employment Agreement dated December 17, 2001 between Edward F. Dunlap and the Registrant (other than certain continuing obligations set forth therein), (ii) Edward F. Dunlap Equity Incentive Plan and (iii) Severance Agreement dated November 7, 2002 between Mr. Dunlap and the Registrant (collectively, the "Agreements"). The subject matter of the Agreements include terms of employment and compensation of Mr. Dunlap as Senior Vice President of Operations and, formerly, as Chief Financial Officer. As management compensation contracts, the Registrant considered the Agreements to be material and previously filed each respective Agreement as an exhibit to its relevant annual report on Form 10-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        (b) Edward Dunlap has resigned as Senior Vice President of Operations for the Registrant, effective July 20, 2005.

        (c) The Registrant has appointed Daniel Bolstad as Senior Vice President of Operations for the Registrant, effective July 25, 2005. Mr. Bolstad, 52 years old, was with ShopKo Stores as Senior Vice President, Operations from 2003 through 2004, and from 1976 through 2003, was with Fred Meyer Stores, most recently as Senior Vice President, Operations.

        Mr. Bolstad's arrangement with the Registrant provides for an initial base salary of $290,000, with certain bonus opportunities dependent on continuing employment and the achievement of individual and the Registrant's performance goals, including a guaranteed bonus of $72,500. The Registrant has established an individual equity incentive plan as an inducement to Mr. Bolstad's entry into employment with the Registrant, and 100,000 shares were reserved and issued thereunder at an exercise price of $12.37. The Registrant and Mr. Bolstad will enter into a severance agreement providing for, among other things, payments in the event that employment with the Registrant is terminated by the Registrant other than for "cause" or by the individual for "good reason" (as defined in such agreement) within 24 months following a "change in control" (as defined in such agreement) of the Registrant.

        There have been no transactions between Mr. Bolstad or any member of his family and the Registrant since the beginning of the Registrant's last fiscal year. Additionally, there are no family relationships between Mr. Bolstad and any director or executive officer of the Registrant.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit 99.1 Press Release of Wild Oats Markets, Inc. dated July 21, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     Wild Oats Markets, Inc.
                                                     (Registrant)

                                                     By:  /s/ Freya R. Brier
                                                          ----------------------
                                                          Freya R. Brier
Date: July 21, 2005                                       Executive Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
------------    -------------------------------------------------------------
Exhibit 99.1    Press Release of Wild Oats Markets, Inc. dated July 21, 2005.